                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              Qualmark Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               OF QUALMARK CORPORATION
                                TO BE HELD MAY 8, 1997

To the Shareholders of QualMark Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of QualMark Corporation, a Colorado corporation (the "Company"), will be held on May 8, 1997 at 3:00 p.m. at the offices of Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, Colorado for the following purposes:

    1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

    2. To approve the amendment of the QualMark Corporation 1996 Stock Option Plan to increase the number of shares reserved to 415,000 from 165,000 shares of the Company's Common Stock for issuance thereunder.

    3. To consider and vote upon a proposal to ratify the appointment of Price Waterhouse LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

    4. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on April 14, 1997, has been fixed as the record date for the determination of holders of QualMark Corporation Common Stock entitled to notice of, and to vote at, the Annual Meeting, and only shareholders of record at such time will be so entitled to vote.

In order for the proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group.

Whether or not you expect to attend the Annual Meeting, holders of QualMark Corporation Common Stock should complete, date, and sign the enclosed form of proxy card and mail it promptly in the enclosed envelope.


                                       By Order of the Board of Directors



                                       Philip A. Gordon
                                       Secretary of the Corporation

Date: April 16, 1997

PLEASE SIGN AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                QUALMARK CORPORATION

                                1329 West 121st Avenue
                                   Denver, CO 80234


                                   PROXY STATEMENT


                            ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 8, 1997


                               SOLICITATION OF PROXIES

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of QualMark Corporation, a Colorado corporation ("QualMark" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 8, 1997 at 3:00 p.m. at the offices of Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, Colorado, and at any and all adjournments of such meeting.

    If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as shareholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by American Securities Transfer & Trust, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about April 16, 1997.

    SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

    The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its Directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                              OUTSTANDING CAPITAL STOCK

    The record date for shareholders entitled to vote at the Annual Meeting is April 14, 1997. At the close of business on that day, there were 3,330,484 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                                  QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                          ACTION TO BE TAKEN AT THE MEETING

    The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the five nominees named herein for the office of director, (ii) FOR approval of an amendment to the QualMark Corporation 1996 Stock Option Plan to increase the number of shares of common stock reserved for issuance thereunder from 165,000 to 415,000,
(iii) FOR the selection of Price Waterhouse LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1997; and (iv) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

    Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock, as of February 28, 1997, by each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, certain executive officers, each director and director nominee of the Company, and all directors and executive officers as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, the Company believes that each of such persons has the sole voting and dispositive power over the shares held by him except as otherwise indicated.

                                       AMOUNT AND NATURE
NAME AND ADDRESS                         OF BENEFICIAL            PERCENT
OF BENEFICIAL OWNER                        OWNERSHIP              OF CLASS
-------------------                    -----------------          --------

Gregg K. Hobbs                             604,935(1)               18.1%
10218 Osceola Ct.
Westminster, CO 80030

The Roser Partnership II, Ltd.             322,635(2)                9.7%
1105 Spruce Street
Boulder, CO  80302

CVM Equity Fund IV, Ltd.                   244,747                   7.3%

4845 Pearl East Circle, Suite 300
Boulder, CO  80301

W. Preston Wilson                          201,413(3)                5.7%
1329 W. 121st Avenue
Denver, CO  80234

Philip A. Gordon                            49,947(4)                 *
1329 W. 121st Avenue
Denver, CO  80234

Vernon W. Settle                            13,836(5)                 *
1329 W. 121st Street
Denver, CO 80234

Ann Marie Doolittle                         13,421(6)                 *
1329 W. 121st Avenue
Denver, CO 80234

H. Robert Gill                               9,554(7)                 *
1329 W. 121st Avenue
Denver, CO  80234

Norman J. Mottram                            7,812(8)                 *
1329 W. 121st Avenue
Denver, CO 80234

Charles A. French                            3,333(9)                 *
1329 W. 121st Avenue
Denver, CO 80234

William B. Phillips                            -0-                   --
1329 W. 121st Avenue
Denver, CO  80234

Harry D. Walls                                 -0-                   --
1329 W. 121st Avenue
Denver, CO 80234

All Directors and Executive                299,316(10)               8.4%
Officers as a group (9 persons)

-----------------
*   Less than one percent.
(1) Includes warrants to purchase 18,000 shares which are currently exercisable or become exercisable within 60 days.
(2) Includes warrants to acquire 10,001 shares, which are currently exercisable or become exercisable within 60 days.

(3) Includes options to purchase 186,413 shares which are currently exercisable or become exercisable within 60 days.
(4) Includes options to acquire 3,333 shares, which are currently exercisable or become exercisable within 60 days.
(5) Includes options to acquire 13,536 shares, which are currently exercisable or become exercisable within 60 days.
(6) Includes options to acquire 13,421 shares, which are currently exercisable or become exercisable within 60 days.
(7) Includes options to acquire 6,666 shares, which are currently exercisable or become exercisable within 60 days.
(8) Includes options to purchase 7,812 shares, which are currently exercisable or become exercisable within 60 days.
(9) Includes options to purchase 3,333 shares, which are currently exercisable or become exercisable within 60 days.
(10) Includes options to purchase 234,514 shares, which are currently exercisable or become exercisable within 60 days.

                          PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

    Pursuant to the Bylaws, the authorized number of directors of the Company has been set at five and five directors are to be elected at the meeting. Each nominee will be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Proxy holders will not be able to vote the proxies held by them for more than five persons. If a quorum is present, the five nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the
Board of Directors may recommend.   Each nominee has expressed his intention
to serve the entire term for which election is sought.

    THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

    The Board of Directors' nominees for the office of director are as follows:

                                                 Year First
                                                 Became a
Name                                   Age       Director
----                                   ---       ----------
W. Preston Wilson, Ph.D.               48        1992

Charles A. French                      54        1996
(A)

H. Robert Gill                         60        1994
(A)

Philip A. Gordon                       50        1993
(C)

William B. Phillips                    61        1996
(C)

--------------------
(A) Member of the Audit Committee
(C) Member of the Compensation Committee

    W. PRESTON WILSON. Mr. Wilson has served as the President and Chief Executive Officer of the Company since March 1993, and as a director since March 1992. From February 1992 through February 1993, Mr. Wilson was President and Chief Executive Officer of Vital Choice, Inc., a Portland, Oregon home intravenous therapy services company which was acquired. From August 1987 through February 1992, Mr. Wilson was a management consultant and partner at BPI and Associates, a Dana Point, California management consulting firm.

    H. ROBERT GILL. Mr. Gill has served as a director of the Company since July 1994 and was elected Chairman in April 1996. Since April 1996, Mr. Gill
has been a principal of The Topaz Group, a management consulting firm.   From
March 1995 to March 1996, Mr. Gill was Senior Vice-President of Frontier Corporation, a telecommunications company. From 1989 to March 1995, Mr. Gill was President and Chief Executive Officer of ConferTech International, Inc., a teleconferencing services and equipment provider. ConferTech International, Inc., became a subsidiary of Frontier Corporation in 1995. Mr. Gill is a director of TOPRO, Inc., a systems integration company, MOSAIX, Inc., a provider of systems and software for call centers, Online System Services, Inc., a World Wide Web site development and service company, and Spatial Technologies, a CAD software company.

    PHILIP A. GORDON.   Mr. Gordon has served as a director of the Company
since July 1993. Since 1985, Mr. Gordon has been an attorney in private practice. From 1991 through 1994, he was of counsel to Chrisman, Bynum &
Johnson, P.C., counsel to the Company.   From 1992 through 1996, Mr. Gordon
was a business consultant and managing director of Alliance Network, Inc.; in 1997 he became manager of Dealworks, LLC, offering similar services. From 1994 to 1997, Mr. Gordon served as general counsel for International Language Engineering Corp., a software localization company. Mr. Gordon provides legal services to the Company on an independent contractor basis.

    CHARLES A. FRENCH. Mr. French has been a director of the Company since April 1996. Since 1988, Mr. French has been a private investor and consultant in Denver, Colorado, providing business development and merger and acquisition consulting for companies in the health care industry. From 1986 through 1988, Mr. French was the Chief Operating Officer of Spectramed, Inc., a manufacturer of disposable medical devices.

    WILLIAM B. PHILLIPS. Mr. Phillips has been a director of the Company since July 1996. Mr. Phillips has been Vice President of Engineering with Storage Technology Corporation since 1987.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Company has an Audit Committee and  a Compensation Committee.  The
Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee met one time in the fiscal year ended December 31, 1996. The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The
Compensation Committee met one time in the fiscal year ended December 31, 1996.

      Directors are reimbursed for expenses incurred for attending any Board or committee meeting. There is no family relationship between any current or prospective director of the Company and any other current or prospective executive officer of the Company.

    During the fiscal year ended December 31, 1996, there were five meetings of the Board of Directors. With the exception of director William Phillips, all directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1996 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1996, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common
Stock complied with all Section 16(a) filing requirements.   William
Phillips, a director of the Company, filed one late initial statement of beneficial ownership on Form 3 in connection with his election to the Board of Directors in July 1996.

EXECUTIVE OFFICERS

    The following persons are the executive officers of the Company:

Name                                   Position
----                                   --------
W. Preston Wilson, Ph. D.   Chief Executive Officer and President

Vernon W. Settle            Vice President - Administration

Ann Marie Doolittle         Vice President - Accelerated Reliability Test Center
                            Services

Norman J. Mottram           Vice President - Technology

Harry D. Walls              Vice President  - Corporate Sales and Marketing


    Information concerning the business experience of Mr. Wilson is provided under the section entitled "Election of Directors."

    VERNON W. SETTLE, AGE 36.   Mr. Settle has been Vice President
-Administration of the Company since February 1997. Mr. Settle was Director of Finance and Administration of the Company from 1995 to February 1997, and controller of the Company from 1994 until 1995. From 1987 through 1994, Mr. Settle was controller of Medical Materials Corporation, a materials manufacturing company in Camarillo, California.

    ANN MARIE DOOLITTLE, AGE 33. Ms. Doolittle has been Vice President -Accelerated Reliability Test Center Services since October 1996. Ms. Doolittle was Manager of the Accelerated Reliability Test Centers from
November 1993 to October 1996.   From 1989 to November 1993, she was
co-founder and Engineering Manager with Array Technology Corporation, a subsidiary of Tandem Computers, Inc.

    NORMAN J. MOTTRAM, AGE 37 . Mr. Mottram has been Vice President -Technology since October 1996. Mr. Mottram was Director of Manufacturing of the Company from May 1993 to October 1996. From April 1992 to May 1993 Mr. Mottram was Research and Development Manager for Puritan Bennett Corporation, Portable Ventilator division. From 1988 to 1992, Mr. Mottram was
Manufacturing Operations Manager at Puritan Bennett Corporation.

    HARRY D. WALLS, AGE 49. Mr. Walls has been Vice President - Corporate Sales and Marketing since joining the company in November 1996. From 1995 to 1996, Mr. Walls was President of ACT Teleconferencing Services, Inc, a teleconferencing services provider. From 1987 to 1995 he was Vice President of Sales and Marketing of ConferTech International, Inc., a teleconferencing services and equipment provider.

    All executive officers are appointed by the Board of Directors and serve at the Board's discretion.

                                EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following summary compensation table sets forth the cash compensation earned for the fiscal years ended December 31, 1996 and 1995 by the Company's Chief Executive Officer. There were no other executive officers who were serving as executive officers at the end of 1996 whose individual total cash compensation for 1996 exceeded $100,000.

                              SUMMARY COMPENSATION TABLE

                                                     Long Term Compensation
                                  Annual Compensation        Awards
                                  ------------------- ---------------------
                                                       Restricted
                                                         Stock     Options/  All Other
Name and Principal                  Salary     Bonus     Awards      SARS   Compensation(2)
     Position                Year     ($)       ($)       ($)        (#)          ($)
------------------           ----     ---       ---       ---        ---    --------------
W. Preston Wilson, Ph. D.    1996    156,576   6,500       --       5,000         --
  Chief Executive Officer    1995    138,917      --       --       7,500         --
  and President

---------------
    The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 1996 to the Chief Executive Officer.

                        OPTION/SAR GRANTS IN LAST FISCAL YEAR

                  Number of
                  Securities     Percent of Total      Exercise
                  Underlying       Options/SARs          or
                 Options/SARs  Granted to Employees   Base Price
Name              Granted (#)     in Fiscal Year        ($/Sh.)  Expiration Date
----              -----------  --------------------    --------- ---------------
W. Preston Wilson   5,000(1)            4.2%              3.25        1/1/03

--------------
(1) Options become exercisable at the rate of 25% of such option per year beginning January 1, 1996.

    The following table sets forth the year-end value of unexercised options to purchase Common Stock of the Company for the Chief Executive Officer. No options were exercised by the Chief Executive Officer during the fiscal year ended December 31, 1996.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION/SAR VALUES

                             Number of Securities        Value of Unexercised
                            Underlying Unexercised    In-the-Money Options/SARs
                          Options/SARs at FY-End (#)       at FY-End ($)(1)
                          --------------------------       ----------------
          Name            Exercisable  Unexercisable  Exercisable  Unexercisable
          ----            -----------  -------------  -----------  -------------
W. Preston Wilson, Ph.D.    152,391        43,397      $213,261       $33,058

---------------
(1) Based upon the difference between the fair market value of Company Common Stock at December 31, 1996 and the exercise price. The fair market value of Company Common Stock at December 31, 1996, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $2.88 per share.

DIRECTOR COMPENSATION

    Directors of the Company who are not also employees of the Company are reimbursed all out-of-pocket expenses incurred in attending each meeting or committee meeting of the Board of Directors. In consideration of their service as directors, each non-employee director has been granted a non-qualified stock option to purchase up to 10,000 shares of Common Stock
under the 1996 Stock Option Plan.   In January 1996, non-employee directors
H. Robert Gill, Charles A. French and Philip A. Gordon were each granted non-qualified stock options to purchase 10,000 shares of Common Stock at
$3.25 per share.   In April 1996, in connection with his appointment as
Chairman of the Board of Directors, non-employee director H. Robert Gill was granted a non-qualified stock option to purchase 10,000 shares of Common Stock at $4.19 per share. In July 1996, at the time he was elected to the Board of Directors, non-employee director William Phillips was granted a non-qualified stock option to purchase 10,000 shares of Common Stock at $3.81 per share. The exercise price of all such options was equal to the fair market value of the Common Stock on the date of grant. The options become exercisable as to one-third (1/3) of such shares over a three-year period conditioned upon continued board service. All director options have a
ten-year term from their grant date.   Options to purchase 30,000 shares
expire in January 2006, options to purchase 10,000 shares expire in April 2006, and options to purchase 10,000 shares expire in July 2006.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

In March 1993 the Company entered into an employment agreement with W. Preston Wilson, Chief Executive Officer and President of the Company. Mr. Wilson is currently paid a salary under the agreement of $168,000 per year. The agreement has no fixed term and may be terminated by either party at any time. If termination is by the Company and is for any reason other than cause or if Mr. Wilson resigns subsequent to a material reduction in his compensation or a material change in his duties, the agreement provides for a severance payment equal to twelve months' salary. The agreement provides that Mr. Wilson will not engage in activities competitive with the Company during his employment and for a period of two years after his employment with the Company terminates, whether voluntarily or involuntarily. Pursuant to the agreement, the Company granted to Mr. Wilson a non-statutory stock option to purchase up to 116,088 shares of Common Stock, at an exercise price of $2.00 per share. The option vests on a monthly basis over a four year period beginning on the date of the agreement, and expires seven years from such date. In the event of the sale or merger of the Company, all shares subject to such option will become fully exercisable.

J. Wayne Farlow, former Vice President - Marketing and Sales, resigned from the Company in November 1996. At the time of his resignation, the Company had an employment agreement with Mr. Farlow which fixed Mr. Farlow's compensation at $120,000 per year. Pursuant to the agreement, if termination was by the Company for any reason other than cause or if Mr. Farlow resigned subsequent to a material reduction in his compensation or a material change in his duties, the Company was required to pay Mr. Farlow a
severance payment equal to twelve months' salary.   Pursuant to such
agreement, over the twelve months following his resignation the Company will pay to Mr. Farlow severance in the aggregate amount of $120,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On January 1, 1994, the Company paid $250,000 for all of the assets of a seminar and consulting business (the "Purchase") owned by Dr. Gregg K. Hobbs.
 As a part of the Purchase, the Company received all residual intellectual property rights to the Company's present technology, and all applications for all patents then pending were assigned to the Company. Due to the common control of the two companies, the Company treated the excess of the amount paid over the book value of the assets received as a dividend. In 1994, the seminar and consulting business had profits of $24,709 on revenues of $228,621, and for the nine months during 1995 that the Company owned that business, had profits of $9,928 on revenues of $262,588. In September 1995, the Company sold the assets, excluding any patents or other intellectual property, of its seminar and consulting business back to Dr. Hobbs for $1,500 (the "Sale"). In connection with the Sale, for the period from January 1, 1996 until December 31, 1999, the Company agreed to make payments to Dr. Hobbs equal to 2% of the Company's revenues in exchange for Dr. Hobbs being available to actively promote the Company's products and services. In each year the royalty rate may increase, to a maximum of 3% of total revenues, if in such years the Company's revenues exceed certain thresholds. The Company also issued to Dr. Hobbs a warrant to purchase up to 72,000 shares of Common Stock, at an exercise price of $2.13 per share which becomes exercisable as to 25% of such shares per year over four years beginning December 31, 1996, and expires five years after the grant date. The Company also agreed to convert his existing options to purchase Common Stock, whether or not then currently exercisable, into warrants to purchase a like number of shares of Common Stock, exercisable for five years, at an exercise price of $2.13 per share. The Company and Dr. Hobbs agreed to certain mutual non-competition provisions, and agreed to recommend each other's products and services exclusively. Pursuant to the agreement entered into in connection with the Sale, Dr. Hobbs is prohibited from competing with the Company through December 31, 1999.

In September 1994, CVM Equity Fund IV, Ltd. ("CVM") and The Roser Partnership II, Ltd., shareholders of the Company (the "1994 Lenders"), each made $75,000 loans to the Company in exchange for convertible promissory notes bearing an annual rate of interest of 8%. Mr. Lefkoff, a director of the Company, was at the time an officer of the general partner of CVM. The loans were due and payable April 1, 1995 ("Maturity Date") and were paid in full with the proceeds of the Company's April 1996 initial public offering (the "IPO"). In connection with these loans, the Company granted warrants to the 1994 Lenders for the purchase of 10,547 shares of Series A Preferred Stock, at an exercise price of $2.13 per share, exercisable for a period of five years, which warrants were converted into an equal number of shares of Common Stock at the time of the IPO.

In January 1995, CVM loaned an additional $50,000 to the Company, under the same terms as applied to the 1994 bridge loans. The loan was due and payable April 1, 1995. The loan was paid in full with the proceeds of the IPO. See "Use of Proceeds." In connection with such loan, the Company granted to CVM a warrant to purchase 3,516 shares of Series A Preferred Stock, at an exercise price of $2.13 per share, exercisable for a period of five years.

In March 1995, the Company borrowed an aggregate of $250,000 from David O. Wolf, James M. Wolf and the Melvin H. Schlesinger Trust, each of which subsequently transferred the convertible promissory notes issued therefor
(the "Wolf Note") to Wolf Capital Partners Co., LLP.   The Wolf Note was
fully converted into 117,188 shares of Common Stock on March 25, 1996.

In December 1995, the Company borrowed an aggregate of $500,000, and in consideration therefor issued secured 10% notes (the "Bridge Notes") of the Company in the aggregate principal amount of $500,000 and warrants to purchase 50,009 shares of Common Stock at $3.375 per share. The Bridge Notes were paid in full with the proceeds of the IPO. Bridge Notes in the principal amount of $100,000 and warrants to purchase 10,001 shares of Common Stock were issued to the Roser Partnership II, Ltd., and Bridge Notes in the principal amount of $50,000 and warrants to Purchase 5,001 shares of Common Stock were issued to Wolf Capital Partners Co., LLP. Such parties still hold the warrants issued to them in connection with the Bridge Notes. Bridge Notes in the aggregate principal amount of $100,000 and warrants to purchase 10,001 shares of Common Stock were issued to the Summit Capital Appreciation Fund, Ltd., some of the partners of which may be deemed affiliates of Summit Investment Corporation, the underwriter of the IPO. The remaining Bridge Notes and warrants were sold to various unaffiliated parties.

In March 1996, a corporation wholly owned by Dr. Hobbs sold 150,000 shares of Common Stock owned by it to existing shareholders of the Company at $2.45 per share. Among the purchasers were CVM Equity Fund IV, Ltd. (51,020 shares), the Roser Partnership II, Ltd. (37,755 shares) and Boulder Ventures LP, a limited partnership of which Mr. Lefkoff is a general partner (29,696 shares).

The Company pays director H. Robert Gill $3,000 per month for management consulting services. The Company pays director Philip Gordon a monthly retainer for legal services in the base amount of $2,500 per month.

                   PROPOSAL 2 - AMENDMENT OF 1996 STOCK OPTION PLAN

    On March 6, 1997, the Board of Directors amended, subject to shareholder approval, the QualMark Corporation 1996 Stock Option Plan (the "Plan"). The number of common shares available for issuance under the Plan was increased to 415,000 from 165,000 shares of Common Stock subject to adjustment for dividend, stock split or other relevant changes in the Company's capitalization. The Plan, as proposed to be amended, is set forth as Exhibit A to this Proxy Statement.

    The Board of Directors believes that the Plan has been of material benefit to the Company by assisting the Company and its subsidiaries in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its shareholders require that the Company continue to be in a position to offer options to present and prospective key personnel and expand its ability to offer options to present and prospective consultants and to present and prospective directors who are not employees of the Company or any subsidiary of the Company.

    The purpose of the Plan is to promote the interests of the Company and its shareholders by helping the Company and its subsidiaries attract, retain, and motivate key employees and consultants, including officers and directors who are employees of or consultants to the Company or any of its subsidiaries, and nonemployee directors of the Company.

    The Board of Directors and shareholders of the Company adopted the Plan on January 22, 1996.

    As of February 28, 1997, options to purchase an aggregate of 159,250 shares of Common Stock (net of options canceled) had been granted pursuant to the Plan and no options had been exercised. In addition to options outstanding under the Plan, there are 159,746 shares subject to outstanding options under the QualMark Corporation 1993 Stock Option Plan (the "1993 Plan"). The Company no longer issues options pursuant to the 1993 Plan. As of February 28, 1997, the market value of all shares of Common Stock subject to outstanding options was $1,016,800 (based upon the average bid and asked prices as reported on the NASDAQ System on such date).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PLAN INCREASING THE NUMBER OF COMMON SHARES AVAILABLE FOR ISSUANCE THEREUNDER TO 415,000 FROM 165,000.

    The amendment to the Plan will be approved if the number of votes cast favoring the action exceed the number of votes cast opposing the action. Unless otherwise specified, proxies solicited by the Board of Directors will be voted FOR the adoption of the amendment to increase the number of shares reserved to 415,000 from 165,000 shares for issuance thereunder. The following description of the Plan, as amended, is qualified in its entirety by reference to the Plan included herewith as Exhibit A.

    SUMMARY OF THE PLAN

    ADMINISTRATION. The Board of Directors is responsible for administering the Plan. The Board of Directors has full authority, subject to the terms of the Plan, to make all determinations under the Plan. The Board of Directors may delegate administration of the Plan to a committee composed of two or more directors, each of whom is a "non-employee director" as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Company will indemnify each member of the Board of Directors for actions taken under the Plan.

    INCENTIVE AND NONSTATUTORY STOCK OPTIONS. The Board of Directors may grant incentive stock options under the Plan and options which do not qualify as incentive stock options ("nonstatutory stock options").

    ELIGIBILITY. Employees of the Company and its subsidiaries, including officers and directors who are employees of the Company or any subsidiary of the Company, will be eligible to receive incentive stock options and nonstatutory stock options under the Plan. As of February 28, 1997, the Company had approximately 45 total employees. Members of the Company's Board of Directors who are not employees of the Company or any of its subsidiaries will be eligible to receive nonstatutory stock options under the Plan. There are currently four (4) non-employee directors of the Company. The benefits or amounts that will be received by or allocated to persons eligible to receive options under the Plan are not determinable.

    EXERCISE PRICE. The Plan provides that the exercise price under each incentive stock option shall be no less than 100% of the fair market value (110% of the fair market value for employees owning more than 10% of the Company's Common Stock) of the Common Stock on the day the option is granted. The exercise price for each nonstatutory stock option granted under the Plan will be the price established by the Board of Directors which normally is expected to be no less than 100% of the fair market value on the date the option is granted. The exercise price of an option is to be paid in cash or in such other consideration as the Board deems acceptable, including the optionee's promissory note. The Board may also permit a participant to surrender previously owned shares to the Company, the fair market value of which would be applied to the option exercise price.

    NON-TRANSFERABILITY. All options granted under the Plan may be exercised during the optionee's lifetime only by the optionee and are non-transferable except by will or the laws of descent and distribution. Notwithstanding the above, the Board may, at its discretion, permit the transfer of a nonstatutory option.

    EXERCISE. The duration of each option will be as specified by the Board but will not exceed ten years from the date of grant (five years for incentive stock options granted to holders of more than 10% of the Company's Common Stock). The Board, at its discretion, may establish a vesting schedule for any option granted under the Plan.

    EFFECT OF TERMINATION OF SERVICES.   If an optionee's employment is
terminated because of the optionee's death or for a reason other than disability or death, exercisable options held by the optionee may be exercised no later than three months following the optionee's termination.
If the optionee is an employee of the Company or a subsidiary of the Company and the termination is due to the optionee's death or permanent and total disability, exercisable options held by the optionee may be exercised for a period of twelve months following the termination. In each case, the options may be exercised only to the extent exercisable on the date of termination of employment and in no event is an option exercisable after the termination date specified in the option grant.

    STOCK DIVIDENDS AND STOCK SPLITS. The number, kind and price of the shares subject to each outstanding option will be proportionately and appropriately adjusted in the event of any stock dividend, stock split, recapitalization, reclassification, or other similar change in the Company's outstanding securities. The number of the shares of Common Stock of the Company reserved for issuance pursuant to options granted under the Plan will be adjusted by the Board of Directors for any such changes.

    CORPORATE TRANSACTIONS. If within the duration of the stock option there is a corporate merger or consolidation of which the Company is not the survivor, sale of assets, or transfer of shares of Company stock representing more than 50% of the total voting stock of the Company ("Transaction"), all options, to the extent not previously exercised, shall terminate upon the consummation of such Transaction and cease to be exercisable unless expressly assumed by the successor corporation or parent thereof. If the Company or its shareholders enter into an agreement providing for a Transaction, the vesting schedule of some or all options may, at the sole discretion of the Board of Directors, be accelerated so that all or any portion of options outstanding under the Plan as of the day before the consummation of such Transaction, to the extent not exercised, shall for all purposes under the Plan become exercisable as of such date

    TERM OF PLAN; AMENDMENT. The Plan will terminate on January 22, 2006, ten years from the date the Plan was adopted by the Board of Directors, or, if earlier, upon the purchase of all Common Stock subject to the Plan pursuant to the exercise of options granted under the Plan. Any options outstanding after the termination of the Plan will remain in effect in accordance with their terms. The Board of Directors may terminate or amend the Plan, except that the Board may not, without shareholder approval, increase the number of shares of Common Stock as to which options may be granted, materially increase the benefits accruing to participants or materially modify the eligibility requirements.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. An optionee will not realize taxable income upon the grant of an incentive stock option under the Plan. In addition, an optionee will not realize taxable income upon the exercise of an incentive stock option if the optionee holds the shares acquired until at least one year after exercise and, if later, until two years after the date of grant of option. The amount by which the fair market value of the shares exceeds the option price at the time of exercise generally is an item of tax preference for purposes of the alternative minimum tax. If an optionee acquires stock through the exercise of an incentive stock option under the Plan and subsequently sells the stock after holding the stock for the period described above, the gain which is the difference between the sale price of the stock and the option exercise price will be taxed as capital gain. The gain will not be treated as ordinary income except when the holding period requirements discussed above are not satisfied.

    An incentive stock option does not entitle the Company to an income tax deduction except to the extent that an optionee realizes ordinary income therefrom.

    NONSTATUTORY OPTIONS. An optionee generally will not realize taxable income upon the grant of a nonstatutory stock option. When an optionee exercises a nonstatutory stock option, the optionee will realize taxable ordinary income at that time equal to the difference between the option price and the fair market value of the stock on the date of exercise.

    An optionee will generally have a basis in stock acquired through the exercise of a nonstatutory stock option under the Plan equal to the fair market value of the stock on the date of exercise. If the optionee subsequently sells the stock, the gain which is the difference between the sale price and the basis will be taxed as capital gain.

    Any ordinary income realized by an optionee upon exercise of a nonstatutory stock option will be allowable to the Company as a deduction at the time it is realized by the optionee.

    Participants in the Plan should consult their own tax advisors to determine the specific tax consequences of the Plan for them.

                         PROPOSAL 3 - APPOINTMENT OF AUDITORS

The Board of Directors has appointed the firm of Price Waterhouse LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 1997, subject to the approval of such appointment by shareholders at the Annual Meeting. Price Waterhouse LLP has audited the Company's financial statements since the Company's 1993 fiscal year.

The ratification of the appointment of Price Waterhouse LLP will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting. If the foregoing appointment of Price Waterhouse LLP is not ratified by shareholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 1997 Annual Meeting of Shareholders will be subject to the approval of shareholders at that meeting. A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he so desire and to respond to appropriate questions.

 THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF THE FIRM OF PRICE WATERHOUSE LLP.

                                SHAREHOLDER PROPOSALS

    Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the 1998 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on November 13, 1997.

                                    OTHER MATTERS

    All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

    The Company's independent public accountants for the fiscal year 1996 are Price Waterhouse LLP. Representatives of such firm are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 1996, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SHAREHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO VERNON W. SETTLE, VICE PRESIDENT - ADMINISTRATION, 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234. A COPY OF THE EXHIBITS TO SUCH REPORT WILL BE FURNISHED TO ANY SHAREHOLDER UPON WRITTEN REQUEST THEREFOR AND PAYMENT OF A NOMINAL FEE.

                                 QUALMARK CORPORATION                 EXHIBIT A

                                1996 STOCK OPTION PLAN

                            (AMENDED AS OF MARCH 6, 1997)

I.  PURPOSE

    The QUALMARK CORPORATION 1996 STOCK OPTION PLAN ("Plan") provides for the grant of Stock Options to employees, directors and consultants of QUALMARK Corporation (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries") in order to advance the interests of the Company and its Participating Subsidiaries through the motivation, attraction and retention of key personnel.

II. INCENTIVE STOCK OPTIONS AND NON-INCENTIVE STOCK OPTIONS

    The Stock Options granted under the Plan may be either:

         a) Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or

         b) Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

    Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

III.     ADMINISTRATION

    This Plan shall be administered by the Board or by a committee composed solely of two or more directors ("Committee") each of whom is a Non-Employee Director. The Committee or the Board of Directors, as the case may be, shall have full authority to administer this Plan, including authority to interpret and construe any provision of this Plan and any Stock Options granted hereunder, and to adopt such rules and regulations for administering this Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board of Directors whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan.

    All actions taken and all interpretations and determinations made by the Board or Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board and Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") provides that the grant of a stock option to a director or officer of a company will be exempt from the provisions of Section 16(b) of the Act if the conditions set forth in said Rule are satisfied. Unless otherwise specified by the Board or Committee, grants of Stock Options hereunder to individuals who are officers or directors of the Company shall be made in a manner that satisfies the conditions of said Rule.

IV. DEFINITIONS

    4.1. "STOCK OPTION." A Stock Option is the right granted under the Plan to an Employee, director, or consultant to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Board or Committee, the number of shares of Common Stock determined by the Board or Committee.

    4.2. "COMMON STOCK." A share of Common Stock means a share of authorized but unissued or reacquired common stock of the Company.

    4.3. "FAIR MARKET VALUE." If the Common Stock is traded publicly, the Fair Market Value of a share of Common Stock on any date shall be the average of the representative closing bid and asked prices, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question, or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the officially quoted closing price on NASDAQ or such exchange, as the case may be, on the date in question. If the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined in good faith by the Board of Directors or the Board or Committee after such consultations with outside legal, accounting and other experts as the Board of Directors or the Committee may deem advisable, and the

Board of Directors or the Committee shall maintain a written record of its method of determining such value.

    4.4. "EMPLOYEE." An Employee is an employee of the Company or any Participating Subsidiary.

    4.5. "PARTICIPANT." A Participant is an Employee, director or consultant to whom a Stock Option is granted.

    4.6. "NON-EMPLOYEE DIRECTOR." A Non-Employee Director is a person who satisfies the definition of a "non-employee director" set forth in Rule 16b-3 under the Exchange Act or any successor rule or regulation, as it may be amended from time to time.

    4.7 "CORPORATE TRANSACTION." "Corporate Transaction" shall mean one or more of the following transactions: (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation and except for merger of the Company into any of its wholly owned subsidiaries;
(ii) the sale, transfer or other disposition of all or substantially all of the Company's assets; or (iii) the transfer of shares of the Company representing more than 50% of the total combined voting power of all Company shares in one or more related transactions to a person or persons acting as a group for voting purposes.

V.  ELIGIBILITY AND PARTICIPATION

    Grants of ISOs and NSOs may be made to Employees of the Company or any Participating Subsidiary. Grants of NSOs may be made to directors of or consultants to the Company or any Participating Subsidiary. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible to receive ISOs. The Committee shall from time to time determine the Participants to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Participant, the Option Price of such Stock Options, all as provided in this Plan. The Option Price of an NSO shall be determined by the Committee, but shall be at least 85% of the Fair Market Value on the date the NSO is granted. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISOs are granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

VI. SHARES OF COMMON STOCK SUBJECT TO THE PLAN

    6.1. MAXIMUM NUMBER. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 415,000 authorized but unissued shares (post 3 for 2 stock split). The aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock as to all ISOs granted to an individual which may first become exercisable in a particular calendar year may not exceed $100,000. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

    6.2. CAPITAL CHANGES. In the event any changes are made to the shares of Common Stock (whether by reason of reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in:
(i) the number of shares of Common Stock theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number of shares which may be made subject to Stock Options in the future.
If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

VII.     EXERCISE OF STOCK OPTIONS

    7.1 TIME OF EXERCISE. Subject to the provisions of the Plan, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Options. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

    7.2 EXCHANGE OF OUTSTANDING STOCK. The Committee, in its sole discretion, may permit a Participant to surrender to the Company shares of the Common Stock previously acquired by the Participant as part of full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise.

    7.3. USE OF PROMISSORY NOTE; EXERCISE LOANS. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as full or partial payment for the exercise of a Stock Option. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guarantee loans to a Participant by a third party.

    7.4. TERMINATION OF EMPLOYMENT BEFORE EXERCISE. If the employment of a Participant who was an employee of the Company or a Participating Subsidiary when the Stock Option was granted shall terminate for any reason other than the Participant's death or disability, any Stock Options granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months (but not later than the specified expiration date). If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any Stock Option granted to the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of twelve months (but not later than the specified expiration date). If the Participant dies while employed by the Company or a Participating Subsidiary, or during the three-month or twelve-month periods referred to above, his Stock Options may be exercised to the extent that they were exercisable on the date of cessation of his employment by his estate, or duly appointed representative, or beneficiary who acquires the Stock Options by will or by the laws of descent and distribution, but no further installments of his Stock Options will become exercisable and each of his Stock Options shall terminate on the first anniversary of the date of his death (but not later than the specified expiration dates). If a Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

    7.5. DISPOSITION OF FORFEITED STOCK OPTIONS. Any shares of Common Stock subject to Stock Options forfeited by a Participant shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

VIII. NO CONTRACT OF EMPLOYMENT

    Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article VIII shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

IX. NO RIGHTS AS A STOCKHOLDER

    A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

X.  ASSIGNABILITY

    No Stock Option granted under this Plan, nor any other rights acquired by Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and Stock Options issued to a Participant are exercisable during his lifetime only by him. Notwithstanding the preceding sentence, the Committee may, in its sole discretion, permit the assignment or transfer of an NSO and the exercise thereof by a person other than a Participant, on such terms and conditions as the Committee in its sole discretion may determine. Any such terms shall be set forth in the Option Agreement. In the event of a Participant's death, the Stock Option may be exercised by the Personal Representative of the Participant's estate or by the successor or successors in interest determined under the Participant's will or under the applicable laws of descent and distribution. The terms of any rights under this Plan in the hands of a transferee or assignee shall be determined as if held by the Participant and shall be of no greater extent or term than if the transfer or assignment had not taken place.

XI. SPECIFIC CORPORATE TRANSACTIONS

         11.1. At least twenty (20) days prior to the consummation of a Corporate Transaction, the Company shall give Participants written notice of the proposed Corporate Transaction. All Stock Options, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable unless expressly assumed by the successor corporation or parent thereof.

         11.2. If the Company or its stockholders enter into an agreement providing for a Corporate Transaction the vesting schedule of some or all Stock Options may, at the sole discretion of the Committee, be accelerated so that all or any portion of Stock Options outstanding under the Plan as of the day before the consummation of such Corporate Transaction to the extent not exercised, shall for all purposes under this Plan become exercisable as of such date.

XII.  AMENDMENT

    The Board of Directors may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further that no such action shall, without the approval of the stockholders of the Company, (i) increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 6.2),
(ii) materially modify the requirements as to eligibility for participation in the Plan.

XIII. REGISTRATION OF OPTIONED SHARES

    The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and from the registration or qualification requirements of applicable state securities laws.

XIV. WITHHOLDING TAXES

    The Company or Participating Subsidiary may take such steps as it may deem necessary or appropriate for the withholding of any taxes (including the withholding of shares of Common Stock otherwise issuable which have appropriate Fair Market Value) which the Company or the Participating Subsidiary is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign to withhold in connection with any Stock Options.

XV. BROKERAGE ARRANGEMENTS

    The Committee, in its discretion, may enter into arrangements with one or more banks, brokers, or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and the sale of shares acquired upon exercise.

XVI. NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan by the Board of Directors nor the submission of this Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board of Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

XVII. EFFECTIVE DATE

    This Plan was adopted by the Board of Directors and shareholders of the Company on January 22, 1996 and became effective on January 22, 1996. No Stock Options shall be granted subsequent to ten years after the effective date of this Plan. Stock Options outstanding subsequent to ten years after the effective date of this Plan shall continue to be governed by the provisions of this Plan.

                              QUALMARK CORPORATION PROXY

                  SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                    MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 1997

The undersigned hereby constitutes, appoints, and authorizes W. Preston Wilson and Vernon W. Settle, and each of them, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the no par value Common Stock of QualMark Corporation, a Colorado corporation, at the Annual Meeting of the Shareholders to be held May 8, 1997, at the offices of Chrisman, Bynum & Johnson, P.C., 1900 Fifteenth Street, Boulder, Colorado, at 3:00 p.m., and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated April 16, 1997 receipt of which is hereby acknowledged.

1. Approval of the election of each of the five nominees named herein for the office of director to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

    For all nominees listed below             WITHHOLD AUTHORITY
    (EXCEPT AS MARKED TO THE CONTRARY BELOW)  to vote for all listed below
     / /                                       / /

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

      W. Preston Wilson, Philip A. Gordon, H. Robert Gill, Charles A. French and William B. Phillips

2. Approval of an amendment to the QualMark Corporation 1996 Stock Option Plan to increase the number of shares of the Company's Common Stock reserved for issuance thereunder to 415,000 from 165,000 shares.

                       / / FOR             / / AGAINST

3. Approval of the selection of Price Waterhouse LLP, independent public accounts, as auditors of the Company for the fiscal year ending December 31, 1997.

                       / / FOR             / / AGAINST

4. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

-----------------------------------------------------------------

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

DATED:                         ,  1997
       ------------------------

-----------------------------------------------------------------
Signature(s) of Shareholder(s)

-----------------------------------------------------------------
Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF QUALMARK CORPORATION

             PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED
                             PRE-PAID ENVELOPE.

        THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON
                             IF YOU ATTEND THE MEETING.